ASSISTED LIVING CONCEPTS, INC.
EXHIBIT 24.1
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2006
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Rhinelander as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2007.

/s/ Alan Bell
Alan Bell

ASSISTED LIVING CONCEPTS, INC.
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2006
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Rhinelander as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2007.

/s/ Derek H.L. Buntain
Derek H.L. Buntain

ASSISTED LIVING CONCEPTS, INC.
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2006
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Rhinelander as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2007.

/s/ Sir Graham Day
Sir Graham Day

ASSISTED LIVING CONCEPTS, INC.
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2006
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Rhinelander as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2007.

/s/ David M. Dunlap
David M. Dunlap

ASSISTED LIVING CONCEPTS, INC.
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2006
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Rhinelander as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2007.

/s/ David J. Hennigar
David J. Hennigar

ASSISTED LIVING CONCEPTS, INC.
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2006
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Rhinelander as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2007.

/s/ Malen S. Ng
Malen S. Ng

ASSISTED LIVING CONCEPTS, INC.
POWER OF ATTORNEY
Annual Report on Form 10-K for the Year Ended December 31, 2006
     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), will file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, with the Securities and Exchange Commission; and,
     WHEREAS, the undersigned is a Director of ALC;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Rhinelander as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2007.

/s/ Charles H. Roadman II, MD
Charles H. Roadman II, MD